UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 7, 2024, NKGen Biotech, Inc. (the “Company”) issued a 12% promissory note (the “Note”) in the principal amount of $2,750,000, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”), by and between CFIC-2015 NV Family Investments, LLC (the “Purchaser”) and the Company. The purchase price of the Note was $2,500,000, representing a $250,000 purchase discount. The transactions contemplated by the Purchase Agreement are expected to close on August 12, 2024 The Note matures on February 7, 2027 (the “Maturity Date”). the Purchaser has the right to convert all or any portion of the then outstanding and unpaid principal amount and interest into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), at any time from the issue date to the Maturity Date at a conversion price of $2.00 (subject to adjustment as described in the Note).

Pursuant to the Purchase Agreement, the Company also (i) issued the Purchaser a Common Stock Purchase Warrant (the “Warrant”) to purchase up to 2,750,000 shares of Common Stock at an exercise price of $2.00 per share (subject to adjustment as described in the Meteora Warrant) for a period of five years from the issue date and (ii) agreed to issue 2,083,333 shares of Common Stock as commitment shares, subject to Shareholder Approval (as defined in the Purchase Agreement).

Letter Agreement

On August 7, 2024, the Company entered into a letter agreement with the Purchaser (the “Letter Agreement”) pursuant to which the Company agreed to, upon receipt of a purchase notice from the Purchaser specifying the amount to be purchased, (i) sell additional notes, in the form attached to the Purchase Agreement as Exhibit A, in an aggregate principal amount of up to $2,750,000 (the “Additional Notes”) and (ii) issue warrants, in the form attached to the Purchase Agreement as Exhibit B, to purchase up to 2,750,000 shares of Common Stock (the “Additional Warrants”) and up to 2,083,333 commitment shares (the “Additional Commitment Shares” and together with the Additional Notes and Additional Warrants, the “Additional Securities”) (each of the warrants and commitment shares to be issued pro rata to the principal amount of each Note). The Additional Securities will be issued upon the terms and conditions set forth in the Purchase Agreement and subject to Shareholder Approval (as defined in the Purchase Agreement). the Purchaser’s option to purchase the Additional Securities expires on August 7, 2026.

Noteholder Letter Agreements

As previously disclosed in the Current Reports on Form 8-K filed by the Company on March 27, 2024 and April 5, 2024 the Company issued a 12% promissory note in the principal amount of $330,000 and a 12% promissory note in the principal amount of $220,000 (together, the “Promissory Notes”), to Meteora Select Trading Opportunities Master, LP, Meteora Capital Partners, LP and Meteora Strategic Capital, LLC (collectively, “Meteora”) and Sandia Investment Management LP (“Sandia” and together with Meteora, the “Noteholders”).

Pursuant to the Promissory Notes, the Noteholders, may, in their sole discretion, require the Company to repay all or any portion of the outstanding Principal Amount (as defined in each Note) and interest then due under such Note (the “Repayment Right”) upon receipt of cash proceeds in excess of $5 million (such cash proceeds greater than $5 million, the “Excess Proceeds”).

As previously disclosed in the Current Report on Form 8-K filed by the Company on April 29, 2024, the Company entered into letter agreements on April 28, 2024, with the Noteholders, pursuant to which the Noteholders agreed not to exercise the Repayment Right with respect to the outstanding Principal Amount and interest until such time as the Excess Proceeds exceeded $5 million (a total of $10 million in cash proceeds from the issuance date of each respective Note).

On August 7, 2024, the Company entered into letter agreements with each of Meteora (the “Meteora Letter”) and Sandia (the “Sandia Letter” and together with the Meteora Letter, the “Letters”) in connection with the Promissory Notes. Pursuant to the Letters, the Noteholders have agreed not to exercise the Repayment Right with respect to the outstanding Principal Amount and interest until such time as the Excess Proceeds exceed $10 million (a total of $15 million in cash proceeds from the issuance date of each respective Promissory Note). In consideration of the Noteholders’ entry into the Letters, the Company has agreed to (i) pay a deferred amendment fee to each Noteholder, (ii) issued shares of Common Stock to each Noteholder and (iii) issue warrants entitling each Noteholder to purchase shares of Common Stock at an exercise price of $2.00 per share.

The foregoing descriptions of the Warrant, Note, Purchase Agreement, Letter Agreement, Meteora Letter and Sandia Letter do not purport to be complete and are qualified in their entirety by the terms and conditions of the Warrant, Note, Purchase Agreement, Letter Agreement, Meteora Letter and Sandia Letter, which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 are incorporated by into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 are incorporated by into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant issued to the Purchaser, dated August 7, 2024.
10.1+	Promissory Note issued to the Purchaser, dated August 7, 2024.
10.2+	Securities Purchase Agreement, dated August 7, 2024, by and between the Purchaser and the Company.
10.3	Letter Agreement Agreement, dated August 7, 2024, by and between the Purchaser and the Company.
10.4	Second Letter Agreement, dated August 7, 2024, by and among Meteora and the Company.
10.5	Second Letter Agreement, dated August 7, 2024, by and between Sandia and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: August 9, 2024	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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